First Internet Bancorp Investor Presentation Third Quarter 2016 Exhibit 99.1

Forward Looking Statement This presentation may contain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance or business of the Company. Forward-looking statements are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. Factors that may cause such differences include: failures of or interruptions in the communications and information systems on which we rely to conduct our business; our plans to grow our commercial real estate and commercial and industrial loan portfolios; competition with national, regional and community financial institutions; the loss of any key members of senior management; fluctuations in interest rates; general economic conditions; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the SEC. All statements in this presentation, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. 2

Non-GAAP Financial Measures 3 This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically tangible common equity, tangible assets, tangible book value per common share, return on average tangible common equity, tangible common equity to tangible assets, adjusted net income, adjusted net charge-offs (recoveries), adjusted diluted earnings per share, adjusted net charge-offs (recoveries) to average loans, adjusted return on average assets, adjusted return on average shareholders’ equity and adjusted return on average tangible common equity are used by the Company’s management to measure the strength of its capital and its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures provide a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this presentation under the caption “Reconciliation of Non-GAAP Financial Measures.”

Performance Summary 4 Strong balance sheet growth has driven increased earnings and consistent growth in tangible book value per share Diluted Earnings Per Share Pre-Tax, Pre-Provision Earnings Tangible Book Value Per Share1 Total Assets Total Loans Total Deposits $0.32 $0.46 $0.50 $0.51 $0.50 $0.53 $0.57 $0.55 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 $2,594 $3,665 $3,721 $4,006 $4,219 $4,676 $5,179 $6,823 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Dollars in thousands $971 $1,036 $1,105 $1,166 $1,270 $1,528 $1,702 $1,824 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Dollars in millions $732 $768 $814 $877 $954 $1,041 $1,112 $1,199 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Dollars in millions $20.74 $21.11 $21.23 $21.90 $22.24 $22.93 $23.67 $23.94 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 $759 $821 $857 $900 $956 $1,243 $1,389 $1,494 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Dollars in millions 1 See Reconciliation of Non-GAAP Financial Measures

Third Quarter 2016 Financial Highlights  Record quarterly net income of $3.1 million, increasing 33.4% compared to 3Q15  Quarterly diluted EPS of $0.55, increasing 7.8% compared to 3Q15  Results include the charge-off of a commercial loan, impacting pre-tax earnings by $1.1 million and diluted EPS by $0.131  Adjusted for this item, net income was $3.8 million and diluted EPS was $0.681  Quarterly ROAA of 0.71%; 0.88% excluding the charge-off above1  Quarterly ROATCE of 9.41%; 11.60% excluding the charge-off above1  Total year-over-year loan growth of $322.4 million, or 36.8%  Quarterly net interest income of $10.3 million, increasing 31.9% compared to 3Q15 5 1 See Reconciliation of Non-GAAP Financial Measures

Corporate Overview Corporate Summary  First Internet Bank launched in 1999  First state-chartered FDIC-insured Internet bank  Headquartered in Fishers, IN with an office in Phoenix, AZ  Industry pioneer in branchless delivery of consumer and commercial banking services  Nationwide deposit and lending footprint  Experienced management team  Strong balance sheet and earnings growth 6 3Q16 Financial Information  Total assets $1.8 billion  Total loans $1.2 billion  Total deposits $1.5 billion  TCE / tangible assets 1 7.28%  NPLs / total loans 0.09%  ROAA 1 0.71%  ROATCE 1 9.41%  Market capitalization 2 $161.0 million  Dividend yield 2 0.8%  NASDAQ Global Select Market INBK 1 See Reconciliation of Non-GAAP Financial Measures 2 Market valuation data as of November 14, 2016

Differentiated Business Model  Nationwide consumer banking provider  Proven online / mobile retail deposit platform using scalable technology backed by exceptional customer service  Low cost delivery channel creates customer value through competitive rates and low fees  Commercial banking franchise focused on select local and national markets 7  National, award-winning online direct-to-consumer mortgage banking platform  National, niche consumer lending segments with strong yields and asset quality Asset class and geographic diversity provides ability to generate top tier balance sheet and revenue growth funded by a loyal, efficient and growing deposit base Local National  C&I – Central Indiana  C&I – Arizona  Investor CRE – Central Indiana  Construction – Central Indiana  Single tenant lease financing

Strategic Objectives  Drive revenue growth and positive operating leverage  Achieve consistent strong profitability  Deploy capital in an accretive manner focused on building shareholder value  Capitalize on consumer trends by capturing greater deposit market share among digital banking adopters  Maintain strong asset quality and focus on disciplined risk management  Expand asset generation channels to supplement growth and increase profitability  Continue investing in technology to remain a digital banking leader and increase efficiency 8

9 Corporate Recognition First Internet Bank has been recognized for its innovation and is consistently ranked among the best banks to work for, enhancing its ability to attract and retain top-level talent  TechPoint 2016 Mira Award “Tech-enabled Company of the Year”  Top 10 finalist – 2016 Indiana Public Company of the year presented by the CFA Society and FEI  American Banker’s “Best Banks to Work For”  2016  2015  2014  2013  Workplace Dynamics’ “Indianapolis Star Top Workplaces”  2016  2015  2014  “Best Places to Work in Indiana”  2016  2013  Mortgage Technology 2013 awarded top honors in the Online Mortgage Originator category

Total Assets Total Loans Total Deposits Shareholders' Equity $636 $802 $971 $1,270 $1,824 2012 2013 2014 2015 3Q16 Dollars in millions $358 $501 $732 $954 $1,199 2012 2013 2014 2015 3Q16 Dollars in millions $531 $673 $759 $956 $1,494 2012 2013 2014 2015 3Q16 Dollars in millions $61 $91 $97 $104 $137 2012 2013 2014 2015 3Q16 Dollars in millions Consistent Balance Sheet Growth 10 Execution of the business strategy is driving consistent and sustainable balance sheet growth CAGR: 32.4% CAGR: 38.0% CAGR: 31.8% CAGR: 24.1%

Five Year Balance Sheet Growth  Five year balance sheet growth rates far exceed the median rates for similar institutions  INBK growth over this period has been primarily organic as opposed to through acquisitions 11 Source: Company data and SNL Financial; financial data as of September 30, 2016; peer data represents median value of component companies. SNL Micro Cap US Banks represent publicly traded micro cap banks with a market capitalization of less than $250 million; peer data based on index components as of September 30, 2016. Five Year Total Asset Growth Five Year Total Loan Growth Five Year Total Deposit Growth 256% 46% INBK SNL Micro Cap US Banks 222% 35% INBK SNL Micro Cap US Banks 225% 32% INBK SNL Micro Cap US Banks

Earnings and Profitability 12 The Company remains focused on driving earnings growth and improving profitability Net Income Net Interest Margin Return on Average Assets Return on Average Tangible Common Equity1 $1,465 $2,063 $2,265 $2,323 $2,278 $2,432 $2,834 $3,098 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Dollars in thousands 2.78% 2.84% 2.87% 2.84% 2.85% 2.78% 2.39% 2.42% 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 0.62% 0.84% 0.84% 0.82% 0.74% 0.72% 0.71% 0.71% 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 6.38% 8.98% 9.60% 9.58% 9.14% 9.63% 10.07% 9.41% 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 1 See Reconciliation of Non-GAAP Financial Measures

$8,473 $15,236 $5,879 $8,413 4Q14 3Q16 Net Interest Income + Noninterest Income Noninterest Expense Dollars in thousands $6,375 $10,338 $2,098 $4,898 4Q14 3Q16 Net Interest Income Noninterest Income Dollars in thousands Strong Revenue and Earnings Growth 13 Strong asset generation and re-focused mortgage banking activities combined with disciplined expense management are driving revenue growth and positive operating leverage Increase in quarterly noninterest expense: 43% Increase in quarterly revenue: 80% Increase in quarterly net interest income: 62% LTM mortgage banking revenue up 30% over prior LTM period

Increasing Economies of Scale 14 Scalable, technology-driven model delivers increasing efficiency and is a key component driving improved operating leverage Noninterest Expense / Average Assets Efficiency Ratio Total Revenue Per FTE Total Assets Per FTE 69.4% 63.1% 63.0% 60.8% 60.6% 60.0% 61.2% 55.2% 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 $59.3 $66.1 $64.8 $66.3 $70.5 $71.7 $72.8 $79.8 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Dollars in thousands $6.8 $6.9 $7.1 $7.6 $8.4 $9.4 $9.6 $9.5 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Dollars in millions 2.48% 2.55% 2.34% 2.19% 2.11% 2.08% 1.98% 1.93% 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16

Loan Portfolio Overview



Commercial and industrial
Commercial real estate
Single Tenant lease financing
Residential mortgage/HELOCs
Consumer
2013: 14% 11% 17% 36% 22%
2014: 15% 7% 26% 38% 14%
3Q15: 15% 5% 38% 29% 13%
4Q15: 15% 7% 39% 27% 12%
1Q16: 15% 6% 43% 24% 12%
2Q16: 14% 6% 45% 22% 13%
3Q16: 13% 6% 48% 20% 13%

Dollars in thousands	2013	2014	3Q15	4Q15	1Q16	2Q16	3Q16
Commercial loans							
Commercial and industrial	$ 55,168	$ 77,232	$ 89,762	$ 102,000	$ 106,431	$ 111,130	$ 107,250
Owner-occupied commercial real estate	18,165	34,295	42,117	44,462	47,010	46,543	45,540
Investor commercial real estate	26,574	22,069	17,483	16,184	14,756	12,976	12,752
Construction	28,200	24,883	30,196	45,898	52,591	53,368	56,391
Single tenant lease financing	84,173	192,608	329,149	374,344	445,534	500,937	571,972
Total commercial loans	212,280	351,087	508,707	582,888	666,322	724,954	793,905
Consumer loans							
Residential mortgage	138,418	220,612	209,507	214,559	208,636	202,107	200,889
Home equity	37,906	58,434	47,319	43,279	40,000	38,981	37,849
Trailers	68,991	63,288	66,749	67,326	69,845	74,777	78,419
Recreational vehicles	34,738	30,605	36,800	38,597	41,227	44,387	49,275
Other consumer loans	3,833	3,201	2,638	2,389	10,251	22,592	35,464
Total consumer loans	283,886	376,140	363,013	366,150	369,959	382,844	401,896
Net def. loan fees, prem. and disc.	4,987	5,199	4,858	4,821	4,402	3,824	3,131
Total loans	$ 501,153	$ 732,426	$ 876,578	$ 953,859	$ 1,040,683	$ 1,111,622	$ 1,198,932

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FIRST INTERNET BANCORP

Commercial Real Estate Single tenant lease financing overview:  Long term lease financing of single tenant properties occupied by financially strong lessees  Originations / commitments over the past twelve months exceeded $283 million  Nationwide platform provides ability to capitalize on national correspondent network  Expertise in asset class with streamlined execution and credit process  Strong historic credit performance  Average LTV of approximately 53% 16 Commercial real estate balances increased $264.3 million, or 70.1%, since 3Q15 Single Tenant Lease Financing Portfolio Diversity 10.2% 6.9% 6.2% 5.5% 4.4% 66.8% Red Lobster CVS Walgreen's Rite Aid Wendy's All others 18.4% 9.2% 6.7% 5.5% 5.2% 55.0% Texas Florida Georgia North Carolina Indiana All others As of % of Dollars in millions September 30, 2016 total Single tenant lease financing $572.0 89.2% Construction 56.4 8.8% Investor commercial real estate 12.7 2.0% Total commercial real estate $641.1 100.0%

Commercial and Industrial Commercial and industrial overview:  Originations / commitments exceeded $67 million over the past twelve months  Primarily serves the borrowing and treasury management needs of small and middle- market businesses  Seasoned banking team leverages market knowledge and experience to serve clients in a relationship-based approach  Business line built organically, adding select personnel with specialized product or market expertise  Indiana team focuses on central Indiana and ancillary Midwestern markets  Added to Arizona team to further enhance origination efforts  Strong credit performance to date 17 Commercial and industrial balances increased $20.9 million, or 15.9%, since 3Q15 As of % of Dollars in millions September 30, 2016 total Commercial and industrial $107.3 70.2% Owner-occupied CRE 45.5 29.8% Total commercial and ind. $152.8 100.0% Commercial & Industrial Balances $55.2 $77.2 $102.0 $107.3 $18.1 $34.3 $44.5 $45.5 2013 2014 2015 3Q16 Commercial and industrial Owner-occupied CRE Dollars in millions $73.3 $111.5 $146.5 $152.8

Residential Mortgage 18 Last 12 Months of Mortgage Originations – Regional Distribution  Award-winning national online origination platform  Highly efficient application and underwriting process  Sales and marketing efforts re-focused on purchase mortgage business  Full range of residential mortgage and home equity products  Launched central- Indiana based construction loan program 21.3% 13.2% 26.3% 20.7% 18.5%

Nationwide Branchless Deposit Franchise 19 Total Deposits – $1.5 Billion – Regional Distribution As of September 30, 2016  Nationwide consumer, small business and commercial deposit base  Scalable technology and customer convenience supported by exceptional service  Deposit relationships in all 50 states, including desirable metropolitan markets  Average consumer interest checking account balance of $15,300 far exceeds the national average $283.7 million 19.0% $134.2 million 9.0% $617.3 million 41.3% $226.5 million 15.2% $231.9 million 15.5% $1.7 million of balances in US territories/Armed Forces included in headquarters/Midwest balance

Deposit Composition  Total deposits increased $593.8 million, or 66.0%, since 3Q15  Treasury management and small business deposits provide a significant opportunity for increasing lower-cost core deposits 20 Total Deposits - $1,493.6 Million As of September 30, 2016 Total Non-Time Deposits - $510.0 Million As of September 30, 2016 $32.9 2% $84.9 6% $27.7 2% $364.5 24% $983.6 66% Noninterest-bearing deposits Interest-bearing demand deposits Savings accounts Money market accounts Time deposits $96.2 19% $98.9 19%$314.9 62% Treasury management Small business Consumer

Asset Quality 21 Asset quality has improved significantly while balance sheet growth has continued on a strong upward trend 1 3Q16 includes 0.54% related to the charge-off of one C&I loan with an outstanding balance of $1.6 million NPAs / Total Assets NPLs / Total Loans Allowance for Loan Losses / NPLs Net Charge-Offs (Recoveries) / Average Loans1 1.62% 0.90% 0.50% 0.37% 0.31% 2012 2013 2014 2015 3Q16 1.23% 0.37% 0.04% 0.02% 0.09% 2012 2013 2014 2015 3Q16 133.3% 293.0% 1,959.5% 5,000.6% 932.1% 2012 2013 2014 2015 3Q16 0.69% 0.17% 0.00% (0.07%) 0.57% 2012 2013 2014 2015 3Q16

Capital 22  Following the initial public offering in late 2013, the Company deployed capital to fund commercial loan growth, driving revenue growth and improved profitability  During 4Q15, the Company issued $10 million in subordinated notes (tier 2 capital) to supplement regulatory capital  In 2Q16, the Company raised $22.8 million of common equity to further support its growth  During 3Q16, the Company issued $25 million in publicly traded subordinated notes (tier 2 capital) to supplement regulatory capital  Strong insider ownership ensures board, management and shareholder interests are aligned $19.38 $20.74 $21.11 $21.23 $21.90 $22.24 $22.93 $23.67 $23.94 10.8% 9.5% 9.2% 8.7% 8.5% 7.9% 6.8% 7.7% 7.3% 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 TBV Per Share TCE / TA 11.7% 9.9% 9.5% 8.9% 8.8% 8.3% 7.7% 8.1% 7.6% 15.6% 12.6% 12.0% 11.1% 10.7% 10.1% 9.4% 10.7% 10.1% 17.1% 13.8% 13.2% 12.3% 11.9% 12.3% 11.4% 12.5% 13.7% 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Tier 1 Leverage Tier 1 Capital Total Capital Tangible Common Equity1 Regulatory Capital Ratios 1 1 1 See Reconciliation of Non-GAAP Financial Measures

Investment Summary  Strong earnings growth and rapidly improving profitability  Demonstrated track record of deploying capital to fuel loan growth while maintaining strong asset quality  Investments in commercial lending platform are producing results  Geographic and credit product diversity provide ability to generate sustained balance sheet growth  Consumer banking platform well-positioned to capitalize on changing consumer preferences  Full service, technology-driven model will deliver increasing efficiency  Experienced management team committed to building shareholder value 23

Reconciliation of Non-GAAP Financial Measures

Dollars in thousands	4Q14	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16
Total equity - GAAP	$96,785	$99,362	$99,908	$102,912	$104,330	$107,830	$135,679	$137,154
Adjustments:								
Goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Tangible common equity	$92,098	$94,675	$95,221	$98,225	$99,643	$103,143	$130,992	$132,467
Total assets - GAAP	$ 970,503	$ 1,035,677	$ 1,104,645	$ 1,166,170	$ 1,269,870	$ 1,527,719	$ 1,702,468	$ 1,824,196
Adjustments:								
Goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Tangible assets	$ 965,816	$ 1,030,990	$ 1,099,958	$ 1,161,483	$ 1,265,183	$ 1,523,032	$ 1,697,781	$ 1,819,509
Common shares outstanding	4,439,575	4,484,513	4,484,513	4,484,513	4,481,347	4,497,284	5,533,050	5,533,050
Book value per common share	$21.80	$22.16	$22.28	$22.95	$23.28	$23.98	$24.52	$24.79
Effect of goodwill	(1.06)	(1.05)	(1.05)	(1.05)	(1.04)	(1.05)	(0.85)	(0.85)
Tangible book value per common share	$20.74	$21.11	$21.23	$21.90	$22.24	$22.93	$23.67	$23.94
Total shareholders' equity to assets ratio	9.97%	9.59%	9.04%	8.82%	8.22%	7.06%	7.97%	7.52%
Effect of goodwill	(0.43%)	(0.41%)	(0.38%)	(0.36%)	(0.34%)	(0.29%)	(0.25%)	(0.24%)
Tangible common equity to tangible assets ratio	9.54%	9.18%	8.66%	8.46%	7.88%	6.77%	7.72%	7.28%
Total average equity - GAAP	$95,832	$97,844	$99,333	$100,885	$103,583	$106,278	$117,913	$135,666
Adjustments:								
Average goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Average tangible common equity	$91,145	$93,157	$94,646	$96,198	$98,896	$101,591	$113,226	$130,979
Return on average shareholders' equity	6.07%	8.55%	9.15%	9.14%	8.73%	9.20%	9.67%	9.08%
Effect of goodwill	0.31%	0.43%	0.45%	0.44%	0.41%	0.43%	0.40%	0.33%
Return on average tangible common equity	6.38%	8.98%	9.60%	9.58%	9.14%	9.63%	10.07%	9.41%

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FIRST INTERNET BANCORP

Reconciliation of Non-GAAP Financial Measures 25 Dollars in thousands 3Q16 Net income - GAAP 3,098$ Adjustments: Commercial and industrial loan charge-off 1 722 Net income - adjusted 3,820$ Net charge-offs (recoveries) - GAAP 1,659$ Adjustments: Commercial and industrial loan charge-off 1,582 Net charge-offs (recoveries) - adjusted 77$ Diluted earnings per share - GAAP 0.55$ Effect of commercial and industrial loan charge-off 2 0.13 Diluted earnings per share - adjusted 0.68$ Net charge-offs (recoveries) to average loans - GAAP 0.57% Effect of commercial and industrial loan charge-off (0.54%) Net charge-offs (recoveries) to average loans - adjusted 0.03% Return on average assets - GAAP 0.71% Effect of commercial and industrial loan charge-off 2 0.17% Return on average assets - adjusted 0.88% Return on average shareholders' equity - GAAP 9.08% Effect of commercial and industrial loan charge-off 2 2.12% Return on average shareholders' equity - adjusted 11.20% Return on average tangible common equity 9.41% Effect of commercial and industrial loan charge-off 2 2.19% Return on average tangible common equity - adjusted 11.60% 1 Represents the full commercial and industrial loan charge-off of $1,582 less the associated specific allowance of $472 and assuming a tax rate of 35% applied 2 Assuming a tax rate of 35% applied

First Internet Bancorp Investor Presentation Third Quarter 2016